UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2005

SPINNAKER EXPLORATION COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-16009	76-0560101
(Commission File Number)	(IRS Employer Identification No.)

1200 Smith Street, Suite 800 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 759-1770

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

A special meeting of stockholders of Spinnaker Exploration Company will be held on Tuesday, December 13, 2005 at 10:00 a.m., local time, at the Doubletree Hotel at Allen Center, 400 Dallas Street at Bagby, Houston, Texas, for the following purposes:

1.	To consider and vote upon a proposal to adopt the previously announced merger agreement for Norsk Hydro ASA to acquire Spinnaker by merger;

2.	To approve the adjournment of the special meeting to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the merger agreement and Spinnaker determines that such an adjournment is appropriate; and

3.	To transact such other business as may properly come before the special meeting or any adjournment or postponement thereof.

Spinnaker has fixed the close of business on November 9, 2005 as the record date for the determination of stockholders entitled to notice of, and to vote at, the special meeting. This date replaces the previous record date of October 17, 2005 that had been set by Spinnaker. Spinnaker elected to set a new record date due to the unusually heavy trading volume in Spinnaker’s common stock that commenced October 27. Spinnaker expects to mail definitive proxy materials to stockholders during the week of November 14, 2005.

Certain statements in this disclosure are forward-looking and are based upon Spinnaker’s current belief as to the outcome and timing of future events that are subject to numerous uncertainties. For instance, although Spinnaker and Norsk Hydro have signed an agreement for a subsidiary of Norsk Hydro to merge with Spinnaker, there is no assurance that they will complete the proposed merger. The merger agreement will terminate if the companies do not receive necessary approval of Spinnaker’s stockholders or fail to satisfy conditions to closing. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein include the timing and extent of changes in oil and gas prices, operating risks and other risk factors as described in Spinnaker’s Annual Report on Form 10-K for the year ended December 31, 2004 and its other filings with the Securities and Exchange Commission. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Spinnaker’s actual results and plans could differ materially from those expressed in the forward-looking statements. The forward-looking statements in this disclosure are made only as of the date hereof, and Spinnaker undertakes no obligation to update such forward-looking statements.

Spinnaker has filed with the Securities and Exchange Commission a preliminary proxy statement and other documents regarding the proposed transaction described in this disclosure. The information contained in these preliminary filings is not complete and may be changed. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER MATERIALS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SPINNAKER

2

AND THE PROPOSED TRANSACTION. A definitive proxy statement will be sent to stockholders of Spinnaker seeking their approval of the transaction. Investors and stockholders may obtain a free copy of the definitive proxy statement (when available) and other documents filed by Spinnaker with the Securities and Exchange Commission at the Securities and Exchange Commission’s website at www.sec.gov. The definitive proxy statement and other relevant documents may also be obtained free of cost by directing a request to Robert M. Snell, Vice President, Chief Financial Officer and Secretary at (713) 759-1770.

Spinnaker’s directors and executive officers may be deemed, under Securities and Exchange Commission rules, to be participants in the solicitation of proxies from the stockholders of Spinnaker in connection with the proposed transaction. Certain directors and executive officers of Spinnaker may have interests in the merger, including acceleration of vesting of stock options and restricted stock and as a result of holding options or shares of Spinnaker common stock generally. Information about Spinnaker’s directors and officers can be found in Spinnaker’s Proxy Statements and Annual Reports on Form 10-K filed with the Securities and Exchange Commission. Additional information regarding the interests of those persons may be obtained by reading the proxy statement and other documents regarding the proposed transaction when they become available.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPINNAKER EXPLORATION COMPANY

Date:	November 2, 2005	By:	/s/ JEFFREY C. ZARUBA
		Name: Title:	Jeffrey C. Zaruba Vice President, Treasurer and Assistant Secretary

4